UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2016

EQUINOX FRONTIER FUNDS

EQUINOX FRONTIER DIVERSIFIED FUND

EQUINOX FRONTIER BALANCED FUND

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-51274 (Commission File Number)	36-6815533 (I.R.S. Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2010

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

On July 19, 2016, each of Equinox Frontier Diversified Fund and Equinox Frontier Balanced Fund (each a “Fund” and collectively, the “Funds”), which previously obtained exposure to the Discretionary Relative Value Volatility Program of Doherty Advisors, LLC through its investment in Frontier Trading Company I, LLC (“the Trading Company I”), exchanged its interests in the Trading Company I for interests of equivalent value in Galaxy Plus Fund – Doherty Feeder Fund (528) LLC (“Doherty Feeder Fund”). Each Fund will now obtain exposure to the Discretionary Relative Value Volatility Program through this investment in the Doherty Feeder Fund, which is advised by Doherty Advisors, LLC. The Doherty Feeder Fund is a commodity pool available to the Funds and other investors through the GalaxyPlus Managed Account Platform, which is an unaffiliated, third-party managed account platform sponsored and operated by Gemini Alternative Funds, LLC.

On July 22, 2016, each Fund, which previously obtained exposure to the Global Contrarian Program of FORT, L.P. through its investment in Frontier Trading Company XXIII, LLC (“the Trading Company XXIII”), will now obtain exposure to the Global Contrarian Program through its investment in the Galaxy Plus Fund – FORT Contrarian Feeder Fund (510) LLC (“Fort Feeder Fund”), which is advised by FORT, L.P. The Fort Feeder Fund is a commodity pool available to the Funds and other investors through the GalaxyPlus Managed Account Platform, which is an unaffiliated, third-party managed account platform sponsored and operated by Gemini Alternative Funds, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Funds (Registrant)

	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox
Date: July 22, 2016		Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Diversified Fund, a Series of Equinox Frontier Funds (Registrant)

Date: July 22, 2016	By:	/s/ Robert J. Enck Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Diversified Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Balanced Fund, a Series of Equinox Frontier Funds (Registrant)

Date: July 22, 2016	By:	/s/ Robert J. Enck Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Balanced Fund, a Series of Equinox Frontier Funds

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